EXHIBIT 99.2
EXXON MOBIL CORPORATION

1Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	1Q08	4Q07	3Q07	2Q07	1Q07
Upstream
United States	1,631	1,275	1,196	1,222	1,177
Non-U.S.	7,154	6,929	5,103	4,731	4,864
Total	8,785	8,204	6,299	5,953	6,041
Downstream
United States	398	622	914	1,745	839
Non-U.S.	768	1,645	1,087	1,648	1,073
Total	1,166	2,267	2,001	3,393	1,912
Chemical
United States	284	335	296	204	346
Non-U.S.	744	777	906	809	890
Total	1,028	1,112	1,202	1,013	1,236

Corporate and financing	(89)	77	(92)	(99)	91
Net income (U.S. GAAP)	10,890	11,660	9,410	10,260	9,280
Net income per common share (U.S. GAAP)	2.05	2.15	1.72	1.85	1.64
Net income per common share
- assuming dilution (U.S. GAAP)	2.03	2.13	1.70	1.83	1.62

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	0	0	0

Earnings Excluding Special Items $M
Upstream
United States	1,631	1,275	1,196	1,222	1,177
Non-U.S.	7,154	6,929	5,103	4,731	4,864
Total	8,785	8,204	6,299	5,953	6,041
Downstream
United States	398	622	914	1,745	839
Non-U.S.	768	1,645	1,087	1,648	1,073
Total	1,166	2,267	2,001	3,393	1,912
Chemical
United States	284	335	296	204	346
Non-U.S.	744	777	906	809	890
Total	1,028	1,112	1,202	1,013	1,236

Corporate and financing	(89)	77	(92)	(99)	91
Corporate total	10,890	11,660	9,410	10,260	9,280
EPS excluding Special Items - assuming dilution	2.03	2.13	1.70	1.83	1.62

EXXON MOBIL CORPORATION

1Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	1Q08	4Q07	3Q07	2Q07	1Q07
natural gas liquids, kbd
United States	388	385	373	393	416
Canada/South America	297	305	321	340	330
Europe	461	461	446	490	524
Africa	635	669	686	734	782
Asia Pacific/Middle East	498	503	533	529	508
Russia/Caspian	195	194	178	182	186
Total liquids production	2,474	2,517	2,537	2,668	2,746

Natural gas production available for sale, mcfd
United States	1,305	1,405	1,414	1,540	1,514
Canada/South America	663	717	799	868	852
Europe	5,126	4,945	2,665	3,029	4,609
Africa	34	26	25	26	25
Asia Pacific/Middle East	2,994	3,205	3,270	3,173	2,998
Russia/Caspian	124	116	110	97	116
Total natural gas production available for sale	10,246	10,414	8,283	8,733	10,114

Total worldwide liquids and gas production, koebd	4,182	4,253	3,918	4,123	4,432

Refinery throughput, kbd
United States	1,759	1,804	1,790	1,592	1,798
Canada	425	467	451	410	441
Europe	1,572	1,660	1,648	1,621	1,641
Asia Pacific	1,449	1,457	1,368	1,337	1,504
Other Non-U.S.	321	329	325	319	321
Total refinery throughput	5,526	5,717	5,582	5,279	5,705

Petroleum product sales, kbd
United States	2,548	2,733	2,709	2,651	2,774
Canada	441	475	470	451	449
Europe	1,707	1,728	1,783	1,769	1,812
Asia Pacific	1,410	1,472	1,429	1,345	1,428
Other Non-U.S.	715	717	710	758	735
Total petroleum product sales	6,821	7,125	7,101	6,974	7,198

Gasolines, naphthas	2,666	2,833	2,831	2,876	2,858
Heating oils, kerosene, diesel	2,089	2,155	2,056	1,973	2,195
Aviation fuels	612	639	671	622	633
Heavy fuels	687	724	728	682	726
Specialty products	767	774	815	821	786
Total petroleum product sales	6,821	7,125	7,101	6,974	7,198

Chemical prime product sales, kt
United States	2,555	2,762	2,661	2,701	2,731
Non-U.S.	4,023	4,287	4,068	4,196	4,074
Total chemical prime product sales	6,578	7,049	6,729	6,897	6,805

EXXON MOBIL CORPORATION

1Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	1Q08	4Q07	3Q07	2Q07	1Q07
United States
ExxonMobil
Crude ($/b)	91.35	83.18	69.52	60.09	50.59
Natural Gas ($/kcf)	7.95	6.38	5.87	7.12	6.70

Benchmarks
WTI ($/b)	97.94	90.66	75.48	64.89	57.99
ANS-WC ($/b)	96.62	88.76	76.49	65.76	55.69
Henry Hub ($/mbtu)	8.03	6.97	6.16	7.55	6.77

Non-U.S.
ExxonMobil
Crude ($/b)	93.47	85.38	71.81	65.97	55.31
Natural Gas ($/kcf)	9.28	8.19	6.27	6.01	6.69
European NG ($/kcf)	10.30	9.34	7.49	6.68	7.86

Benchmarks
Brent ($/b)	96.90	88.69	74.87	68.76	57.75

Capital and Exploration Expenditures, $M
Upstream
United States	591	681	568	497	466
Non-U.S.	3,504	3,857	3,283	3,369	3,003
Total	4,095	4,538	3,851	3,866	3,469
Downstream
United States	351	336	263	317	212
Non-U.S.	476	578	721	557	319
Total	827	914	984	874	531
Chemical
United States	99	118	96	62	84
Non-U.S.	467	568	505	214	135
Total	566	686	601	276	219
Other	3	13	5	23	3

Total Capital and Exploration Expenditures	5,491	6,151	5,441	5,039	4,222

Exploration Expense Charged to Income, $M
Consolidated - United States	53	79	75	37	89
- Non-U.S.	283	419	271	308	179
Non-consolidated - ExxonMobil share - United States	0	0	0	1	1
- Non-U.S.	2	22	5	1	2
Total Exploration Expense Charged to Income	338	520	351	347	271

Effective Income Tax Rate, %	49%	44%	46%	44%	44%

Common Shares Outstanding (millions)
At quarter end	5,284	5,382	5,464	5,546	5,633
Average - assuming dilution	5,362	5,454	5,536	5,620	5,714

Total Cash and Cash Equivalent ($G)	40.9	34.0	36.0	33.6	34.6
Includes restricted cash

Total Debt ($G)	10.0	9.6	9.0	8.8	8.8

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	21.4	11.3	15.1	11.3	14.3
Sales of subsidiaries, investments and PP&E	0.4	1.8	0.7	1.2	0.5
Cash flows from operations and asset sales	21.8	13.1	15.8	12.5	14.8

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the first quarter of 2008. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION 1Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings

Upstream 1Q08 vs. 1Q07
$M
12,000
10,000
8,000
6,000
4,000
2,000
0
6,041
4,420
(790)
(890)
8,785
1Q07
Realization
Vol/Mix
Other
1Q08

Upstream 1Q08 vs. 4Q07
$M
12,000
10,000
8,000
6,000
4,000
2,000
0
8,204
930
(130)
(210)
8,785
4Q07
Realization
Vol/Mix
Other
1Q08

$M	1Q07	1Q08	1Q08 vs. 1Q07
U.S.	1,177	1,631	+454
Non-U.S.	4,864	7,154	+2,290
Total	6,041	8,785	+2,744

$M	4Q07	1Q08	1Q08 vs. 4Q07
U.S.	1,275	1,631	+356
Non-U.S.	6,929	7,154	+225
Total	8,204	8,785	+581

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 1Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings

Downstream 1Q08 vs. 1Q07
$M
2,500
2,000
1,500
1,000
500
0
1,912
(1,000)
350
(90)
1,166
1Q07
Margin
Vol/Mix
Other
1Q08

Downstream 1Q08 vs. 4Q07
$M
2,500
2,000
1,500
1,000
500
0
2,267
(360)
(80)
(660)
1,166
4Q07
Margin
Vol/Mix
Other
1Q08

$M	1Q07	1Q08	1Q08 vs. 1Q07
U.S.	839	398	-441
Non-U.S.	1,073	768	-305
Total	1,912	1,166	-746

$M	4Q07	1Q08	1Q08 vs. 4Q07
U.S.	622	398	-224
Non-U.S.	1,645	768	-877
Total	2,267	1,166	-1,101

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 1Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings

Chemical 1Q08 vs. 1Q07
$M
1,500
1,000
500
0
1,236
(350)
140
1,028
1Q07
Margin
Vol/Mix
Other
1Q08

Chemical 1Q08 vs. 4Q07
$M
1,500
1,000
500
0
1,112
40
(30)
(90)
1,028
4Q07
Margin
Vol/Mix
Other
1Q08

$M	1Q07	1Q08	1Q08 vs. 1Q07
U.S.	346	284	-62
Non-U.S.	890	744	-146
Total	1,236	1,028	-208

$M	4Q07	1Q08	1Q08 vs. 4Q07
U.S.	335	284	-51
Non-U.S.	777	744	-33
Total	1,112	1,028	-84

Note: Earnings exclude special items

ExxonMobil